UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 4, 2017

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(469) 398-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.             Submission of Matters to a Vote of Security Holders.

(a)  –  (b)  On May 4, 2017, at the Fluor Corporation (“Fluor”) annual meeting of stockholders (the “Annual Meeting”), Fluor’s stockholders (i) elected Peter K. Barker, Alan M. Bennett, Rosemary T. Berkery, Peter J. Fluor,  James T. Hackett, Samuel J. Locklear III, Deborah D. McWhinney, Armando J. Olivera, Joseph W. Prueher, Matthew K. Rose, David T. Seaton, Nader H. Sultan and Lynn C. Swann to the Board of Directors to serve until the 2018 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) approved, on an advisory basis, the compensation of Fluor’s named executives, as described in the 2017 Proxy Statement, as filed with the Securities and Exchange Commission on March 9, 2017 (the “2017 Proxy Statement”); (iii) approved, on an advisory basis, annual advisory votes to approve Fluor’s executive compensation; (iv) approved the Fluor Corporation 2017 Performance Incentive Plan; (v) ratified the appointment of Ernst & Young LLP as independent registered public accounting firm for the year ending December 31, 2017; and (vi) rejected a stockholder proposal that Fluor adopt goals to reduce greenhouse gas emissions.

The final voting results for the thirteen director nominees described in the 2017 Proxy Statement were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes

Peter K. Barker	108,646,184	1,173,765	413,675	14,530,929
Alan M. Bennett	108,395,575	1,421,385	416,664	14,530,929
Rosemary T. Berkery	109,336,724	486,771	410,129	14,530,929
Peter J. Fluor	98,243,324	11,554,747	435,553	14,530,929
James T. Hackett	97,633,638	12,191,559	408,427	14,530,929
Samuel J. Locklear III	108,811,427	966,627	455,570	14,530,929
Deborah D. McWhinney	103,413,125	6,395,735	424,764	14,530,929
Armando J. Olivera	109,133,486	681,214	418,924	14,530,929
Joseph W. Prueher	106,799,431	3,020,520	413,673	14,530,929
Matthew K. Rose	109,060,091	748,691	424,842	14,530,929
David T. Seaton	104,819,463	4,199,920	1,214,241	14,530,929
Nader H. Sultan	109,253,880	559,556	420,188	14,530,929
Lynn C. Swann	109,130,178	706,912	396,534	14,530,929

The final voting results for proposals 2, 4, 5 and 6 described in the 2017 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve Fluor’s named executive compensation	102,593,573	7,024,381	615,670	14,530,929
Fluor Corporation 2017 Performance Incentive Plan	101,947,030	7,722,481	564,113	14,530,929
Ratification of appointment of Ernst & Young LLP	120,835,307	3,348,281	580,965	—
Stockholder Proposal (Greenhouse Gas Emissions Reduction Goals)	38,020,000	65,654,091	6,559,533	14,530,929

The final voting results for proposal 3 described in the 2017 Proxy Statement were as follows:

Proposal	1 Year	2 Years	3 Years	Abstain
Advisory vote on the frequency of future advisory votes on the Company’s named executive compensation	98,830,585	238,668	10,492,951	671,420

(d)           The Board determined that an advisory vote on the compensation of Fluor’s named executives will be held annually until the next vote on the frequency of such votes.  A stockholder vote on the frequency of stockholder votes on the compensation of named executives is required to be held at least once every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 9, 2017	FLUOR CORPORATION

	By:	/s/ Carlos M. Hernandez
Carlos M. Hernandez
Executive Vice President, Chief Legal Officer and Secretary